Significant Acquisitions and Disposals	12 Months Ended
Oct. 31, 2018
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Significant Acquisitions and Disposals

NOTE 13:  SIGNIFICANT ACQUISITIONS AND DISPOSALS

Acquisition of Scottrade Bank

On September 18, 2017, the Bank acquired 100% of the outstanding equity of Scottrade Bank, a federal savings bank wholly-owned by Scottrade, for cash consideration of approximately $1.6 billion (US$1.4 billion). Scottrade Bank merged with TD Bank, N.A. In connection with the acquisition, TD agreed to accept sweep deposits from Scottrade clients, expanding the Bank's existing sweep deposit activities. The acquisition is consistent with the Bank's U.S. strategy.

The acquisition was accounted for as a business combination under the purchase method. Goodwill of $34 million reflects the excess of the consideration paid over the fair value of the identifiable net assets. Goodwill is deductible for tax purposes. The results of the acquisition have been consolidated with the Bank's results and are reported in the U.S. Retail segment. For the year ended October 31, 2017, the contribution of Scottrade Bank to the Bank's revenue and net income was not significant nor would it have been significant if the acquisition had occurred as of November 1, 2016.

The following table presents the estimated fair values of the assets and liabilities acquired as of the date of acquisition.

Fair Value of Identifiable Net Assets Acquired
(millions of Canadian dollars)	Amount
Assets acquired
Cash and due from banks	$750
Securities	14,474
Loans	5,284
Other assets	149
20,657
Less: Liabilities assumed
Deposits	18,992
Other liabilities	57
Fair value of identifiable net assets acquired	1,608
Goodwill	34
Total purchase consideration	$1,642